UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

Kellner Merger Fund

Annual Report
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically through the Fund’s website.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Table of Contents

Letter to Shareholders	3
Performance Summary	8
Expense Example	10
Sector Allocation of Portfolio Assets	12
Schedule of Investments	13
Schedule of Securities Sold Short	16
Schedule of Options Written	17
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Statement of Cash Flows	22
Financial Highlights	23
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	39
Approval of Investment Advisory Agreement	40
Information about Trustees and Officers	44
Householding	47
Notice to Shareholders	48
Privacy Notice	49

KELLNER MERGER FUND

December 31, 2019

Dear Fellow Shareholders:

The Kellner Merger Fund (the “Fund”) returned +4.48% and +4.66% for the Investor Class and Institutional Class, respectively, for the fiscal year ended December 31, 2019.

Total Returns as of 12/31/19

				Annualized
			Annualized	Since
	3-Month	1-Year	5-Year	Inception*
GAKAX – Investor Class	0.84%	4.48%	2.05%	2.66%
GAKIX – Institutional Class	0.82%	4.66%	2.30%	2.98%
ICE BofA Merrill Lynch
3-Month Treasury Bill Index	0.46%	2.28%	1.07%	0.74%
HFRX Merger Arbitrage Index	1.97%	0.23%	2.59%	2.54%

*	The Kellner Merger Fund began trading 6/29/12.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com.

As of the Fund’s most recently filed Prospectus, gross annual fund operating expenses were 2.32% and 2.07% for the Investor Class and the Institutional Class, respectively.

Portfolio Review

In 2019, the Fund invested in approximately 112 different merger situations and was once again heavily concentrated in North America.  Strategic deals continued to dominate the portfolio, making up about 90% of the Fund’s holdings, on average.

Global deal volume for 2019 totaled $4 trillion, flat from where we were a year ago, but good enough for the fourth highest level on record.  This was encouraging as trade disputes could have easily stifled CEO confidence and suppressed overall activity.  2019 marked the sixth consecutive year with volumes above $3 trillion.  The U.S. was nearly half of all activity for the year with $1.8 trillion in announced transactions, up almost 6% from last year.  Despite a slight decrease in the overall number of deals, megadeals increased 28% helping to bolster volumes.  Europe continued to be weak with volumes decreasing 30% from a year ago to roughly $750 billion as uncertainty around Brexit continued and other European countries faced economic slowdowns.  The U.K. remained steady with only a 4% dip in volumes.  We would expect activity to pick up in 2020 as Boris Johnson’s victory should provide some clarity going forward.  The fourth quarter ended strong with

KELLNER MERGER FUND

nearly $1 trillion in announced transactions, up 28% from the third quarter of this year.  Technology remained the most active sector with $808 billion of announced deals, with heavy consolidation in the transaction processing sector.  In January, Fiserv, Inc. (FISV) agreed to buy First Data Corp. (FDC) for $38.2 billion. Then we saw Fidelity National Information Services, Inc. (FIS) announce its $41 billion deal for Worldpay, Inc. (WP) in mid-March, followed by Global Payments, Inc.’s (GPN) $25 billion transaction with Total Systems Services, Inc. (TSS).  Healthcare saw the biggest increase in activity, up 26% from last year and accounted for two of the biggest deals of the year in Bristol-Myers Squibb Co.’s (BMY) $87.6 billion deal for Celgene Corp. (CELG) and AbbVie, Inc.’s (ABV) $83.8 billion purchase of Allergan plc (AGN).  In addition, the fourth quarter saw Novartis AG (NVS) agree to buy The Medicines Company (MDCO) for $7.4 billion and Stryker Corp. (SYK) announced it would purchase Wright Medical Group (WMGI) for $4.9 billion.  Healthcare will continue to be in the news as we head into an election year, but issues specific to the industry will drive activity as patent threats from generic drug makers force large pharma companies to broaden their product lineup.  Other notable deals for the year include Occidental Petroleum Corp.’s (OXY) $55.2 billion cash and stock deal for Anadarko Petroleum Corp. (APC), BB&T Corp.’s (BBT) $27.9 billion deal for SunTrust Banks, Inc. (STI) and The Charles Schwab Corp.’s (SCHW) $29.6 billion transaction with TD Ameritrade Holdings (AMTD).

Private equity turned in another steady year with global volumes increasing 4% to $479 billion, making it the strongest year since 2007.  Buyout funds had another record year of fundraising, especially at the larger, more established funds, and have approximately $1.3 trillion in “dry powder.”  These funds have become more cautious as valuations continue higher and they run into competition from strategic buyers.  The largest U.S. buyout of the year belonged to Digital Colony GP LLC and EQT Partners AB as they have agreed to purchase Zayo Group Holdings (ZAYO) for $14.1 billion. Other buyouts included Brookfield Infrastructure Partners LP (BIP) and GIC Pte Ltd.’s $9.1 billion deal with Genesee & Wyoming, Inc. (GWR), Apollo Global Management (APO) buyout of Tech Data Corp. (TECD) for $6.1 billion and a Francisco Partners-led purchase of LogMeIn, Inc. for $3.5 billion (LOGM).

Performance

As is typical for our strategy, there were many deals that contributed positively to the performance of the Fund.  The biggest gain for the year came from our position in the Celgene and Bristol-Myers deal.  Announced back in January, Bristol-Myers and CELG agreed on a cash and stock deal which ended up being one of the largest deals of the year.  Bristol had been subject to activist intervention for some time and shareholders questioned the timing and strategic rationale for the Celgene deal.  This caused the spread to widen and we aggressively added to our position and protected ourselves with options in case the momentum against the deal gained traction.  The activists eventually lost their fight as shareholders ultimately approved the merger.

KELLNER MERGER FUND

The spread again widened in late June when Bristol-Myers surprised the market by saying that it would sell Celgene’s branded psoriasis drug, Otezla, in order to try and gain FTC approval.  This was a surprise as Bristol did not have any branded drugs in the psoriasis market, only a pipeline drug.  This would be one of the first times the Federal Trade Commission (FTC) would ask for this kind of divestiture.  The sale would push the timing of the merger out at least a quarter and now the companies would have to find an acceptable buyer.  This put the outcome in doubt for some investors who wondered whether or not Bristol might want to sell this popular and successful drug.  We once again added to the position as we believed that an acceptable buyer would find this drug attractive, and that Bristol would be willing to give it up.  In August, Celgene announced that it would sell Otezla to Amgen for $13.4 billion.  Seeing that Amgen is a $100 billion company with plenty of resources to support the drug’s distribution and marketing, the spread once again collapsed in August and continued to compress as it made its way toward closing in November.

Our second largest contributor was the $40 billion deal between Occidental Petroleum and Anadarko.  In the second week of April, Chevron Corp. (CVX) announced that it would buy Anadarko for $65 in cash and stock, or $33 billion. A day later reports surfaced that OXY had bid more than $70 per share for APC during the process, but that Anadarko decided to go with Chevron given it is five times the size of OXY, providing more certainty of value.  It was then reported that activists started accumulating a stake in Anadarko to try and push them towards OXY’s higher offer.  This pressure was not needed as OXY put forth a cash and stock offer of $76 per share.  Anadarko traded at a discount to OXY’s offer as investors were skeptical of OXY’s ability to compete against Chevron (given its sheer size) and that for Chevron to win, they did not have to outbid OXY.  OXY began to trade down, eroding some of the value of its $76 offer as shareholders digested this massive undertaking.  In order to solidify its offer and alleviate shareholders concerns, OXY received commitments from Warren Buffett’s Berkshire Hathaway for $10 billion.  To further soothe fears over its debt load, OXY announced that it would sell almost $9 billion of Anadarko’s African assets to French energy giant Total.  At the same time, activist shareholder Carl Icahn began building a position in OXY, presumably to solicit proxies against the deal.  This combination of cash infusions from Buffett and asset sales allowed OXY to change the structure of the $76 offer to 78% cash and 22% stock from 50% cash and 50% stock, therefore eliminating the need for an OXY shareholder vote and dampening concerns about OXY shareholders voting the transaction down.  These measures allowed Anadarko’s board to deem the offer from OXY as a “superior proposal,” giving Chevron four days to come back with a better offer.  Chevron subsequently dropped its bid and collected a $1 billion termination fee for its troubles.  At the end of May, Carl Icahn launched a lawsuit against OXY with the goal of getting board seats and criticized the company for taking on expensive financing to get the deal done.  This caused the spread to widen as a new uncertainty was introduced to the deal.  With little recourse as the transaction did not need to be voted on by OXY shareholders, we increased our position and the deal closed in August.

KELLNER MERGER FUND

Our only meaningful deal that detracted from performance was Great Pacific Capital’s nearly $1 billion take private transaction for Canadian lumber company Canfor Corp. (CFP CN), which minority shareholders voted down in mid-December.  Back in August, billionaire Jim Pattison, who owns roughly 51% of the company, made a C$16.00 unsolicited offer for Canfor through his Great Pacific subsidiary.  The company accepted the offer in October after Great Pacific declined to increase its offer.  Several large shareholders balked at the price, thinking it was opportunistic as the offer was launched when lumber prices were depressed and valuations in the industry were trading at trough levels.  Canfor had traded at double the offer price in the middle of 2018.  In our discussions with the proxy solicitor, they made it clear that the vote was going to be close as there was a high percentage of “dead shares”, meaning people who most likely would not vote.  These non-votes would essentially count as no votes.  The vote came down to a couple of shareholders and it was learned that one shareholder flipped at the last minute to a “No” vote, after initially signaling they were going to vote yes.  They did this knowing that they would be the one to cause the transaction to fall apart.  They believed the stock would be trading higher on its own as lumber prices rebounded.  Great Pacific decided once again not to increase its offer and walked away before the vote was official, causing a small loss to the Fund.

Outlook

We expect deal activity to remain strong heading into the new year as all the same catalysts are present that have driven recent volumes.  The U.S. economy seems to be on solid footing and fears of an imminent recession appear to be fading.  President Trump is making progress with China, signing a Phase I deal which should lessen the angst of doing deals with any sort of Chinese exposure. The uncertainty around Brexit may be decreasing as well.  Financing is still readily available and becoming cheaper and organic growth is difficult to find.  Lurking in the background is the presidential election which has featured candidates that are looking to make dramatic changes to how private equity firms operate, as well as a calling for increased antitrust scrutiny.  We would expect a ramp up in activity early in the year to get ahead of the election and the uncertainty it could bring.  Though valuations are high, if there is a pullback in the market we would expect private equity buyers to step in as they are under pressure to put their large cash piles to work.  All of these factors make us excited about the strategy as we head into 2020.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, LP

KELLNER MERGER FUND

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks may be magnified in emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments included in this report.

The Kellner Merger Fund is distributed by Compass Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The ICE BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index that measures returns of three-month U.S. Treasury Bills.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

One cannot invest directly in an index.

KELLNER MERGER FUND

Comparison of the change in value of a $100,000 investment in the
Kellner Merger Fund – Institutional Class shares vs the ICE BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Kellner Merger Fund – Investor Class	4.48%	2.05%	2.66%
Kellner Merger Fund – Institutional Class	4.66%	2.30%	2.98%
ICE BofA Merrill Lynch 3-month
Treasury Bill Index	2.28%	1.07%	0.74%
HFRX ED: Merger Arbitrage Index	0.23%	2.59%	2.54%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  For the year ended December 31, 2019, the advisor recouped previously waived fees.  In the absence of the recoupment, returns would be higher.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The ICE BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S Treasury securities maturing in 90 days.

KELLNER MERGER FUND

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.  Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies.  Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics.  In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

[1]	The Fund commenced operations on June 29, 2012.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2019 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/19 – 12/31/19).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the Investor Class shares and the Institutional Class shares, respectively.  Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2019 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/19	12/31/19	7/1/19 – 12/31/19
Actual(2)
Investor Class	$1,000.00	$1,021.50	$12.94
Institutional Class	$1,000.00	$1,022.90	$11.68

Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,012.40	$12.88
Institutional Class	$1,000.00	$1,013.66	$11.62

(1)
Expenses are equal to the Investor Class and Institutional Class annualized expense ratios of 2.54% and 2.29%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.92 and $7.65 for the Investor Class and the Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.89 and $7.63 for the Investor Class and the Institutional Class, respectively.

KELLNER MERGER FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2019 (Unaudited)

Percentages represent market value as a percentage of total long investments.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2019

Shares	COMMON STOCKS – 45.3%	Value

	Broadcasting (except Internet) – 0.3%
127,000	Central European Media Enterprises Ltd. (a)(b)	$575,310

	Chemical Manufacturing – 11.2%
54,500	Allergan plc (b)(c)	10,418,765
78,700	ArQule, Inc. (a)(e)	1,570,852
15,100	Innophos Holdings, Inc.	482,898
48,400	The Medicines Co. (a)(c)(e)	4,111,096
42,800	Ra Pharmaceuticals, Inc. (a)	2,008,604
		18,592,215
	Clothing and Clothing Accessories Stores – 3.1%
39,100	Tiffany & Co.	5,225,715

	Computer and Electronic
	Product Manufacturing – 3.8%
61,000	Cypress Semiconductor Corp.	1,423,130
10,000	Mellanox Technologies Ltd. (a)(b)	1,171,800
1	Onto Innovation, Inc. (a)	37
25,800	Tech Data Corp. (a)	3,704,880
		6,299,847
	Construction of Buildings – 0.8%
70,400	William Lyon Homes (a)	1,406,592

	Credit Intermediation and Related Activities – 6.0%
132,903	IBERIABANK Corp. (c)	9,945,131
1	Prosperity Bancshares, Inc.	72
3	Truist Financial Corp.	169
		9,945,372
	Forestry and Logging – 0.9%
167,900	Canfor Corp. (a)(b)	1,569,679

	General Merchandise Stores – 0.5%
116,100	Hudson’s Bay Co. (b)	883,345

	Insurance Carriers and Related Activities – 0.7%
17,576	Centene Corp. (a)	1,105,003

	Merchant Wholesalers, Durable Goods – 1.4%
40,665	Continental Building Products, Inc. (a)	1,481,426
130,500	Fitbit, Inc. (a)	857,385
		2,338,811

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2019, Continued

Shares	COMMON STOCKS – 45.3% (Continued)	Value

	Mining (except Oil and Gas) – 0.3%
118,900	Continental Gold, Inc. (a)(b)	$489,866
2	Newmont Goldcorp Corp.	87
		489,953
	Miscellaneous Manufacturing – 0.4%
19,100	Wright Medical Group NV (a)(b)	582,168

	Motion Picture and Sound
	Recording Industries – 1.0%
62,600	Cineplex, Inc. (b)	1,631,828

	Nursing and Residential Care Facilities – 0.2%
4,395	Eldorado Resorts, Inc. (a)	262,118

	Oil and Gas Extraction – 0.6%
38,200	Pattern Energy Group, Inc.	1,022,041

	Other Information Services – 0.4%
52,900	Just Eat plc (a)(b)	584,959

	Pipeline Transportation – 2.8%
208,000	Tallgrass Energy LP	4,600,960

	Professional, Scientific and
	Technical Services – 2.1%
39,800	InterXion Holding NV (a)(b)	3,335,638
12,536	Telaria, Inc. (a)	110,442
		3,446,080
	Rental and Leasing Services – 2.5%
129,500	Aircastle Ltd. (b)	4,145,295

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 0.5%
18,856	The Charles Schwab Corp.	896,791

	Support Activities for Mining – 0.0%
5,000	SRC Energy, Inc. (a)	20,600

	Telecommunications – 3.0%
9,200	Acacia Communications, Inc. (a)	623,852
125,800	Zayo Group Holdings, Inc. (a)(c)	4,358,970
		4,982,822
	Transportation Equipment Manufacturing – 2.8%
34,300	WABCO Holdings, Inc. (a)(c)	4,647,650
	TOTAL COMMON STOCKS
	(Cost $73,361,258)	75,255,154

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2019, Continued

Shares	REITs – 3.3%	Value

	Real Estate – 3.3%
89,700	Liberty Property Trust (c)	$5,386,485
	TOTAL REITs
	(Cost $5,352,051)	5,386,485

	RIGHTS – 0.0%

	Chemical Manufacturing – 0.0%
19,200	Bristol-Myers Squibb Co. (a)	57,792
	TOTAL RIGHTS
	(Cost $40,896)	57,792

Contracts
(100 shares
per contract)	PURCHASED OPTIONS – 0.0%

	Put Options – 0.0%
679	ArQule, Inc.
	Expiration: January 2020, Exercise Price: $18.00
	Notional amount: $1,355,284	1,698
115	The Medicines Co.
	Expiration: January 2020, Exercise Price: $75.00
	Notional amount: $976,810	575
	TOTAL PURCHASED OPTIONS
	(Cost $10,586)	2,273

	MONEY MARKET DEPOSIT ACCOUNTS – 53.2%
	U.S. Bank Money Market
	Deposit Account, 1.60% (d)	88,281,268
	TOTAL MONEY MARKET DEPOSIT ACCOUNTS
	(Cost $88,281,268)	88,281,268
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $167,046,059) – 101.8%	168,982,972
	Liabilities in Excess of Other Assets – (1.8)%	(2,935,451)
	NET ASSETS – 100.0%	$166,047,521

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of December 31, 2019.
(e)	All or a portion of the security is pledged as collateral for written options.
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2019

Shares	COMMON STOCKS – 11.4%	Value

	Accommodation – 0.4%
48,900	Caesars Entertainment Corp. (a)	$665,040

	Administrative and Support Services – 0.0%
5	Global Payments, Inc.	913

	Chemical Manufacturing – 2.5%
47,189	AbbVie, Inc.	4,178,114

	Construction of Buildings – 0.8%
56,319	Taylor Morrison Home Corp. (a)	1,231,133

	Credit Intermediation and Related Activities – 6.1%
609,240	First Horizon National Corp.	10,089,015

	Insurance Carriers and Related Activities – 1.0%
5,200	WellCare Health Plans, Inc. (a)	1,717,092

	Oil and Gas Extraction – 0.0%
790	PDC Energy, Inc. (a)	20,674

	Professional, Scientific and Technical Services – 0.1%
13,564	The Rubicon Project, Inc. (a)	110,682

	Securities, Commodity Contracts, and Other
	Financial Investments and Related Activities – 0.5%
17,400	TD Ameritrade Holding Corp.	864,780
	TOTAL COMMON STOCKS
	(Proceeds $17,993,498)	18,877,443

	REITs – 5.3%

	Real Estate – 5.3%
28,124	Digital Realty Trust, Inc.	3,367,568
60,546	Prologis, Inc.	5,397,070
	TOTAL REITs
	(Proceeds $8,736,882)	8,764,638
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $26,730,380)	$27,642,081

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF OPTIONS WRITTEN at December 31, 2019

Contracts
(100 shares
per contract)	CALL OPTIONS – 0.0%	Value

679	ArQule, Inc.
	Expiration: January 2020, Exercise Price: $20.00
	Notional amount: $1,355,284	$10,185
115	The Medicines Co.
	Expiration: January 2020, Exercise Price: $85.00
	Notional amount: $976,810	575
	TOTAL OPTIONS WRITTEN
	(Premiums received $11,233)	$10,760

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2019

ASSETS
Investments in securities, at value (identified cost $167,046,059)	$168,982,972
Cash	7,412,350
Deposit at broker for derivative instruments[1]	26,551,002
Receivables
Securities sold	2,885,382
Dividends and interest	276,956
Dividend tax reclaim	279,279
Fund shares purchased	231,883
Prepaid expenses	9,626
Total assets	206,629,450

LIABILITIES
Options written, at value (premiums received $11,233)	10,760
Securities sold short (proceeds $26,730,380)	27,642,081
Payables
Securities purchased	6,971,350
Due to broker	5,473,214
Fund shares redeemed	149,881
Dividends on short positions	72,768
Due to advisor	176,778
Administration and fund accounting fees	32,805
Transfer agent fees and expenses	10,013
Audit fees	24,800
Chief Compliance Officer fee	2,000
Custody fees	4,236
12b-1 distribution fees – Investor Class	426
Reports to shareholders	8,599
Trustee fees and expenses	129
Accrued other expenses	2,089
Total liabilities	40,581,929
NET ASSETS	$166,047,521

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class Shares
Net assets applicable to shares outstanding	$1,989,780
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	189,164
Net asset value, offering and redemption price per share	$10.52
Institutional Class Shares
Net assets applicable to shares outstanding	$164,057,741
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	15,203,722
Net asset value, offering and redemption price per share	$10.79

COMPONENTS OF NET ASSETS
Paid-in capital	$163,567,269
Total distributable earnings	2,480,252
Net assets	$166,047,521

[1]	Deposit at broker serves as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2019

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld and issuance fees of
$6,233 and $820, respectively)	$1,012,876
Interest	2,062,172
Total income	3,075,048
Expenses
Advisory fees (Note 4)	2,109,056
Administration and fund accounting fees (Note 4)	191,718
Transfer agent fees and expenses (Note 4)	61,210
Registration fees	43,511
Audit fees	24,800
Custody fees (Note 4)	22,900
Trustee fees and expenses	17,404
Printing and mailing expense	15,196
Miscellaneous	12,115
Chief Compliance Officer fee (Note 4)	11,998
Legal fees	10,956
12b-1 distribution fees – Investor Class (Note 5)	4,994
Total expenses before dividends on short positions	2,525,858
Dividends expense on short positions	1,309,423
Total expenses before expense recoupment by Advisor	3,835,281
Advisory fee recoupment (Note 4)	1,433
Net expenses	3,836,714
Net investment loss	(761,666)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS AND SECURITIES SOLD SHORT
Net realized gain/(loss) on transactions from:
Investments	14,263,358
Foreign currency	(23,260)
Purchased options	(363,919)
Written options	124,204
Securities sold short	(6,629,746)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,783,118
Foreign currency	(103,145)
Purchased options	(8,313)
Written options	473
Securities sold short	(4,436,508)
Net realized and unrealized gain on investments,
foreign currency, options and securities sold short	8,606,262
Net Increase in Net Assets Resulting from Operations	$7,844,596

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(761,666)	$(1,264,724)
Net realized gain/(loss) on transactions from:
Investments	14,263,358	8,335,472
Foreign currency	(23,260)	(228,777)
Purchased options	(363,919)	(348,867)
Written options	124,204	181,952
Securities sold short	(6,629,746)	(3,459,374)
Swap contracts	—	(117,641)
Net change in unrealized appreciation/(depreciation) on:
Investments	5,783,118	(8,157,582)
Foreign currency	(103,145)	133,958
Purchased options	(8,313)	—
Written options	473	(12,741)
Securities sold short	(4,436,508)	7,101,531
Net increase in net assets
resulting from operations	7,844,596	2,163,207
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Investor Class Shares	(90,788)	(16,124)
Institutional Class Shares	(7,212,987)	(1,506,497)
Total distributions to shareholders	(7,303,775)	(1,522,621)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from net
change in outstanding shares (a)	(14,370,295)	26,989,339
Total increase/(decrease) in net assets	(13,829,474)	27,629,925
NET ASSETS
Beginning of year	179,876,995	152,247,070
End of year	$166,047,521	$179,876,995

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Investor Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	25,832	$278,537	208,854	$2,201,675
Shares issued on reinvestments
of distributions	7,745	81,249	1,411	14,898
Shares redeemed	(29,712)	(319,523)	(434,004)	(4,582,350)
Net increase/(decrease)	3,865	$40,263	(223,739)	$(2,365,777)

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,688,099	$29,729,109	8,250,186	$88,633,042
Shares issued on reinvestments
of distributions	660,340	7,105,254	137,770	1,486,539
Shares redeemed	(4,654,842)	(51,244,921)	(5,657,413)	(60,764,465)
Net increase/(decrease)	(1,306,403)	$(14,410,558)	2,730,543	$29,355,116

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2019

Increase/(decrease) in cash—
Cash flows from operating activities:
Net increase in net assets from operations	$7,844,596
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(341,637,766)
Proceeds from sale of investment securities	353,198,741
Proceeds from short sales	168,840,634
Closed short sale transactions	(175,033,330)
Proceeds from written options	207,175
Closed written options	(4,234)
Purchase of short-term investments, net	(38,134,287)
Decrease in foreign currency	5,480,994
Decrease in deposits at broker	2,869,929
Increase in dividends and interest receivable	(368,805)
Decrease in receivable for securities sold	3,581,360
Decrease in prepaid expenses and other assets	7,761
Decrease in due to Advisor	(36,655)
Increase in payable for securities purchased	6,785,790
Decrease in payable for dividends on short positions	(17,637)
Decrease in accrued administration fees	(6,518)
Decrease in 12b-1 distribution and service fees	(143)
Increase in custody fees	1,617
Decrease in transfer agent fees and expenses	(490)
Increase in other accrued expenses	2,684
Net realized gain on investments, purchased options,
written options and securities sold short	(7,147,104)
Unrealized appreciation on securities, written options
and securities sold short	(1,338,770)
Return of capital dividend	625,512
Proceeds received through mergers	39,630,254
Net cash provided by operating activities	25,351,308

Cash flows from financing activities:
Proceeds from shares sold	29,921,902
Payment on shares redeemed	(51,616,732)
Distributions paid in cash	(117,272)
Net cash used in financing activities	(21,812,102)
Net increase in cash	3,539,206
Cash:
Beginning balance	3,873,144
Ending balance	$7,412,350

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

Investor Class Shares

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.54	$10.53	$10.22	$10.30	$10.43

Income from investment operations:
Net investment loss^	(0.08)	(0.10)	(0.15)	(0.16)	(0.15)
Net realized and unrealized
gain on investments	0.55	0.19	0.46	0.13	0.38
Total from investment operations	0.47	0.09	0.31	(0.03)	0.23

Less distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(0.49)	(0.08)	—	(0.05)	(0.34)
Total distributions	(0.49)	(0.08)	—	(0.05)	(0.36)
Net asset value, end of year	$10.52	$10.54	$10.53	$10.22	$10.30

Total return	4.48%	0.88%	3.03%	-0.30%	2.22%

Ratios/supplemental data:
Net assets, end of year (thousands)	$1,990	$1,954	$4,306	$6,370	$10,882
Ratio of expenses to average net assets:
Before fee waiver
and expense recoupment	2.53%	2.28%	2.38%	2.26%	2.51%
After fee waiver
and expense recoupment#	2.53%	2.31%	2.38%	2.26%	2.44%
Ratio of net investment loss
to average net assets:
Before fee waiver
and expense recoupment	(0.71%)	(0.88%)	(1.51%)	(1.55%)	(1.44%)
After fee waiver
and expense recoupment	(0.71%)	(0.91%)	(1.51%)	(1.55%)	(1.37%)
Portfolio turnover rate	297.78%	284.51%	218.34%	223.84%	228.64%

^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.75% for all periods shown in the table.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

Institutional Class Shares

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$10.78	$10.74	$10.40	$10.45	$10.55

Income from investment operations:
Net investment loss^	(0.05)	(0.07)	(0.13)	(0.13)	(0.14)
Net realized and unrealized
gain on investments	0.55	0.19	0.47	0.13	0.40
Total from investment operations	0.50	0.12	0.34	—	0.26

Less distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gain on investments	(0.49)	(0.08)	—	(0.05)	(0.34)
Total distributions	(0.49)	(0.08)	—	(0.05)	(0.36)
Net asset value, end of year	$10.79	$10.78	$10.74	$10.40	$10.45

Total return	4.66%	1.15%	3.27%	-0.01%	2.48%

Ratios/supplemental data:
Net assets, end of year (thousands)	$164,058	$177,923	$147,941	$149,800	$118,124
Ratio of expenses to average net assets:
Before fee waiver
and expense recoupment	2.28%	2.06%	2.09%	2.01%	2.38%
After fee waiver
and expense recoupment#	2.28%	2.09%	2.09%	2.01%	2.28%
Ratio of net investment loss
to average net assets:
Before fee waiver
and expense recoupment	(0.45%)	(0.64%)	(1.21%)	(1.30%)	(1.42%)
After fee waiver
and expense recoupment	(0.45%)	(0.67%)	(1.21%)	(1.30%)	(1.32%)
Portfolio turnover rate	297.78%	284.51%	218.34%	223.84%	228.64%

^	Based on average shares outstanding.
#	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.50% for all periods shown in the table.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.  The Fund currently offers Investor Class shares and Institutional Class shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s return filed for open tax years 2016-2018, or expected to be taken in the Fund’s 2019 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2019, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Total
Distributable	Paid-in
Earnings	Capital
$3,206	$(3,206)

F.
Concentration of Credit Risk: The Fund maintains cash balances with high-quality financial institutions.  At various times throughout the year, the amounts may exceed federally insured limits and subject the Fund to credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

G.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

I.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

J.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge investments against price fluctuations.  Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Fund’s advisor, Kellner Management, L.P. (the “Advisor”), and consistent with the Fund’s investment objective and policies.

When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent the Fund does not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of cash or high-grade securities equal to the market value of the option, marked-to-market daily.  In lieu of maintaining cash or high-grade securities in a segregated account, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchased put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund may enter into total return swap agreements.  A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total return swaps are marked-to-market daily and any change is recorded in unrealized gain/loss on the statement of operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the statement of operations.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

security, security index or index component during the period of the swap.  Total return swaps normally do not involve the delivery of securities or other underlying assets.  If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the statement of assets and liabilities. Total return swap contracts outstanding at period end are listed after the Fund’s schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended December 31, 2019 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on purchased options	$(363,919)
Equity Contracts	Realized gain on written options	124,204
Equity Contracts	Change in unrealized depreciation
	on purchased options	(8,313)
Equity Contracts	Change in unrealized appreciation
	on written options	473

The average monthly quantities and notional values of purchased and written options during the year ended December 31, 2019 for the Fund were as follows:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	205	$1,165,038
Written Option Contracts	397	$2,394,732

The Fund did not hold any total return swap contracts during the year ended December 31, 2019.

The Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The guidance requires retrospective application for all comparative periods presented.

The Fund may mitigate credit risk with respect to over-the-counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties.  These agreements may allow the Fund and each

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian.  The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement.  To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

K.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.  Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

Equity Securities: The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in level 1 of the fair value hierarchy.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Construction	$1,406,592	$—	$—	$1,406,592
Data Processing, Hosting,
and Related Services	584,959	—	—	584,959
Finance and Insurance	11,947,166	—	—	11,947,166
Health Care and
Social Assistance	262,118	—	—	262,118
Information	7,189,960	—	—	7,189,960
Manufacturing	31,691,559	—	—	31,691,559
Mining, Quarrying, and
Oil and Gas Extraction	1,532,594	—	—	1,532,594
Professional, Scientific,
and Technical Services	3,446,080	—	—	3,446,080
Real Estate, Rental,
and Leasing	4,145,295	—	—	4,145,295
Retail Trade	5,225,715	—	—	5,225,715
Transportation and
Warehousing	4,600,960	—	—	4,600,960
Wholesale Trade	3,222,156	—	—	3,222,156
Total Common Stocks	75,255,154	—	—	75,255,154
REITs	5,386,485	—	—	5,386,485
Rights	57,792	—	—	57,792
Purchased Put Options	575	1,698	—	2,273
Money Market
Deposit Accounts	88,281,268	—	—	88,281,268
Total Investments
in Securities	$168,981,274	$1,698	$—	$168,982,972
Liabilities:
Securities Sold Short	$27,642,081	$—	$—	$27,642,081
Written Options	$10,760	$—	$—	$10,760

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2019, the end of the reporting period.  During the year ended December 31, 2019, the Fund recognized no transfers between levels.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 1.25% of the Fund’s average daily net assets up to $2 billion in assets, 1.125% on assets between $2 billion to $4 billion, and 1.00% on assets in excess of $4 billion.  For the year ended December 31, 2019, the Fund incurred $2,109,056 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends and interest expense on securities sold short and extraordinary expenses) to 1.75% and 1.50% of average daily net assets for Investor Class shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

December 31, 2019, the Advisor recouped $1,433 in previously waived expenses. As of December 31, 2019, the Advisor has recouped all previously waived expenses.

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Fund to Fund Services for these services for the year ended December 31, 2019 are disclosed in the statement of operations.

U.S. Bank N.A. serves as custodian (the “Custodian”) to the Fund and is an affiliate of Fund Services.  Fees paid by the Fund to the Custodian for the year ended December 31, 2019 are disclosed in the statement of operations.

Compass Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan requires the payment of a monthly service fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made by the Distributor pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2019, the Fund incurred distribution expenses of $4,994 for the Investor Class shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $341,262,974 and $353,198,740, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a credit line in the amount of $15,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended December 31, 2019, the Fund did not draw upon the line of credit.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2019 and December 31, 2018 was as follows:

	December 31, 2019	December 31, 2018
Ordinary income	$6,465,164	$1,147,042
Long-term capital gain	838,611	375,579

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$167,277,115
Gross unrealized appreciation	2,570,848
Gross unrealized depreciation	(864,991)
Net unrealized appreciation (a)	1,705,857
Net unrealized depreciation on short sales,
written options and foreign currency	(1,009,670)
Undistributed ordinary income	1,784,065
Undistributed long-term capital gain	—
Total distributable earnings	1,784,065
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$2,480,252

(a)	The difference between book basis and tax basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•
Merger Arbitrage Risk.  Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

•	Non-Diversification Risk. To the extent that the Fund invests its assets in fewer securities, it is subject to greater risk of loss if any of those securities become permanently impaired.

•	Foreign Securities Risk. The risks of investing in the securities of foreign issuers can include fluctuations in foreign currencies, foreign currency

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

•
Small- and Medium-Sized Company Risk.  Small- and medium-sized companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of small- and medium-sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general and small-sized companies in particular, are generally less liquid than the equity securities of larger companies.

•
Derivatives Risk. The Fund’s use of derivatives (which may include options, futures, swaps and forward foreign currency contracts) may reduce returns and/or increase volatility.  A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Fund’s use of derivatives may result in losses to the Fund. Derivatives in which the Fund may invest can be illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the underlying instruments or the Fund’s other investments in the manner intended. Certain types of derivatives, including forward contracts, over-the-counter options and other over-the-counter transactions involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•
Swap Agreement Risk. A swap agreement is a form of derivative that provides leverage, allowing the Fund to obtain the right to a return on a specified investment or instrument that exceeds the amount the Fund has invested in that investment or instrument.  Although the Fund will segregate or earmark liquid assets to cover its net obligations under a swap agreement, the amount will be limited to the current value of the Fund’s obligations to the counterparty, and will not prevent the Fund from incurring losses greater than the value of those specified investments or instruments.  By using swap agreements, the Fund is exposed to additional risks concerning the counterparty.  The use of swap agreements could cause the Fund to be more

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2019, Continued

volatile, resulting in larger gains or losses in response to changes in the values of the securities underlying the swap agreements than if the Fund had made direct investments.  Use of leverage involves special risks and is speculative.  If the Advisor is incorrect in evaluating long and short exposures, leverage will magnify any losses, and such losses may be significant.

•	Leverage Risk. Leverage can cause the portfolio to lose more than the principal amount invested. Leverage can magnify the portfolio’s gains and losses and therefore increase its volatility.

•
Short Sales Risk.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Counterparty Risk.  Counterparty risk arises upon entering into borrowing arrangements or derivative transactions and is the risk from the potential inability of counterparties to meet the terms of their contracts.

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees Advisors Series Trust and
Shareholders of Kellner Merger Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Kellner Merger Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2019, the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, brokers or by other appropriate auditing procedures when replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2020

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which was at the time comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) on behalf of the Kellner Merger Fund (the “Fund”).  At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of June 30, 2019, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund outperformed the peer group median of its Morningstar comparative universe for the one-, three-, and five-year periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index for the one-year period and outperformed its primary benchmark index for the three- and five-year periods. The Board also noted that the Fund outperformed its secondary benchmark index for the one- and three-year periods and performed in line for the five-year period.

The Board also considered any differences in performance between the Advisor’s similarly managed accounts, noting that the Fund outperformed one similarly managed account for the one-, three-, and five-year periods and underperformed the other similarly managed account for the one- and three-year periods.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed accounts for other types of clients as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Investor Class shares and 1.50% for the Institutional Class shares (the “Expense Caps”) and noted that the Fund was currently operating below these levels.  The Board noted that the Fund’s total expense ratio for Investor Class shares was above the peer group median and below the average, as well as below the median and average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also noted that the Fund’s total expense ratio for Institutional Class shares was below the peer group median and average, as well as below the median and average of the Fund’s peer group when adjusted to include only funds with similar asset sizes.  The Board also noted that the contractual advisory fee was above the peer group median and average, as well as above the peer group median and average when adjusted to include only funds with similar asset sizes.  The Board also took into consideration the services the

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were both below and above the management fees charged by the Advisor’s affiliate to its similarly managed account clients and that differences are largely a reflection of the nature of the client.  The Trustees determined that they would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fee to be paid to the Advisor was fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Caps.  The Board also considered that the annual expense ratio for both classes had declined to levels below the Expense Caps.  Additionally, the Board considered that there are breakpoints in the advisory fee schedule at higher asset levels, but that those asset levels have not yet been reached.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees received from the Fund with respect to Investor Class shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Fund through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Fund.

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including the advisory fee, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Fund and its shareholders.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	1	Trustee,
(age 73)		term;	Delta Housing		Advisors Series
615 E. Michigan Street		since	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202		March	housing management)		not affiliated
		2014.	(2012 to July 2019);		with the Fund);
			Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999 to 2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha Gamma		(an open-end
			Delta Foundation		investment
			(philanthropic		company with
			organization) (2005		4 portfolios).
to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of	1	Trustee,
(age 59)		term*;	Business Development		Advisors Series
615 E. Michigan Street		since	Ballast Equity		Trust (for series
Milwaukee, WI 53202		March	Management, LLC		not affiliated
		2017.	(a privately-held		with the Fund).
investment advisory
firm) (February 2019
to present); Managing
Director and Vice
President, Jensen
Investment Management,
Inc. (a privately-held
investment advisory firm)
(2002 to 2017).

George J. Rebhan(4)	Chairman	Indefinite	Retired; formerly	1	Trustee,
(age 85)	of the	term;	President, Hotchkis		Advisors Series
615 E. Michigan Street	Board	since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202	and	May	(mutual funds)		not affiliated
	Trustee	2002.	(1985 to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 72)		term;	Manager, President,		Advisors Series
615 E. Michigan Street		since	CEO, U.S. Bancorp		Trust (for series
Milwaukee, WI 53202		September	Fund Services, LLC,		not affiliated
		2008.	and its predecessors,		with the Fund).
(May 1991 to
July 2017).

Raymond B. Woolson(4)	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 61)		term*;	Group, Inc. (financial		Advisors Series
615 E. Michigan Street		since	consulting firm)		Trust (for series
Milwaukee, WI 53202		January	(1998 to present).		not affiliated
		2016.			with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income
Solutions Fund,
from 2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Officers

Jeffrey T. Rauman	President,	Indefinite term; since	Senior Vice President,
(age 50)	Chief	December 2018.	Compliance and Administration,
615 E. Michigan Street	Executive		U.S. Bank Global Fund Services
Milwaukee, WI 53202	Officer and		(February 1996 to present).
Principal
Executive
Officer

Cheryl L. King	Vice President,	Indefinite term; since	Vice President, Compliance and
(age 58)	Treasurer and	December 2007.	Administration, U.S. Bank
615 E. Michigan Street	Principal		Global Fund Services (October
Milwaukee, WI 53202	Financial		1998 to present).
Officer

Kevin J. Hayden	Assistant	Indefinite term; since	Assistant Vice President,
(age 48)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bank Global Fund Services
Milwaukee, WI 53202			(June 2005 to present).

Richard R. Conner	Assistant	Indefinite term; since	Assistant Vice President,
(age 37)	Treasurer	December 2018.	Compliance and Administration,
615 E. Michigan Street			U.S. Bank Global Fund Services
Milwaukee, WI 53202			(July 2010 to present).

Michael L. Ceccato	Vice President,	Indefinite term; since	Senior Vice President, U.S. Bank
(age 62)	Chief Compliance	September 2009.	Global Fund Services and Vice
615 E. Michigan Street	Officer and		President, U.S. Bank N.A.
Milwaukee, WI 53202	AML Officer		(February 2008 to present).

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Elaine E. Richards, Esq.	Vice President	Indefinite term; since	Senior Vice President, U.S. Bank
(age 51)	and Secretary	September 2019.	Global Fund Services (July 2007
2020 East Financial Way,			to present).
Suite 100
Glendora, CA 91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	Mr. George Rebhan retired as an Independent Trustee on December 31, 2019. Mr. Raymond Woolson became the Chairman of the Board effective January 1, 2020.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at December 31, 2019 (Unaudited)

For the year ended December 31, 2019, the Fund designated $6,465,164 and $838,611 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 31.54%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2019 was 25.90%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(2)(C) for the Fund was 100.00%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q and Form N-PORT is also available, upon request, by calling 855-KELLNER (855-535-5637).

KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Compass Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 855-535-5637.

KL-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$21,200	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$3,600	$3,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Series Trust

By (Signature and Title)*  /s/ Jeffrey T. Rauman_
       Jeffrey T. Rauman, President/Chief Executive Officer/
       Principal Executive Officer

Date   3/11/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Jeffrey T. Rauman
      Jeffrey T. Rauman, President/Chief Executive Officer/
      Principal Executive Officer

Date   3/11/2020

By (Signature and Title)*   /s/ Cheryl L. King
        Cheryl L. King, Vice President/Treasurer/Principal
        Financial Officer

Date   3/11/2020

* Print the name and title of each signing officer under his or her signature.